                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 - June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 - June 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.57%      2.29%      2.22%
-------------------------------------------------------------------------
Six-month total return(2)                -3.31%     -2.59%      1.25%
-------------------------------------------------------------------------
One-year total return(2)                -10.02%     -9.33%     -6.01%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                16.48%     16.80%     16.98%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.45%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.42%   13.89%(3)    14.90%
-------------------------------------------------------------------------
Commencement date                      10/07/68   10/19/92   10/26/93
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--June 30, 2000)


1.   PHILIP MORRIS               4.8%
     Manufactures and sells various
     consumer products.

2.   PROVIDIAN FINANCIAL         3.7%
     Offers a range of fee-based products
     and services, including credit cards.

3.   ALBERTSON'S                 3.7%
     Operates retail food- and drugstores
     throughout the United States.

4.   INTERNATIONAL PAPER         3.2%
     Produces forest products and
     distributes paper and office
     supplies.

5.   RELIANT ENERGY              3.2%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

6.   SARA LEE                    3.0%
     Produces foods and consumer products,
     including brands such as Sara Lee
     baked goods, Ball Park franks, and
     Hanes apparel.

7.   VERIZON (FORMERLY BELL
     ATLANTIC)                   2.9%
     Provides telecommunications services
     throughout the United States.

8.   TXU                         2.8%
     Processes and distributes electricity
     and natural gas services.

9.   TEXACO                      2.7%
     Explores for and produces petroleum
     and natural gas.
10.  TENET HEALTHCARE            2.6%
     Owns and operates hospitals in the
     United States and Spain.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Utilities                                                                   23.6                               20.8
Finance                                                                     19.5                               21.2
Energy                                                                        12                                9.5
Consumer Non-Durables                                                       11.9                                9.3
Health Care                                                                  8.3                               11.8

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN COMSTOCK FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY B. ROBERT BAKER, JR., SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JULY 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY PORTFOLIO MANAGERS KEVIN HOLT AND JASON LEDER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Overall, it was an extremely volatile
period for the markets, which generally continued to favor growth stocks over value. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)

    The Standard & Poor's 500 Index started the reporting period strong, though it encountered some turbulence when the strength of the economy caused investors to worry about further interest-rate increases by the Federal Reserve Board (the
Fed). In late February and mid-March, the S&P 500 rocketed upward, along with the technology-heavy NASDAQ index and the rest of the market. Both the S&P 500 and the NASDAQ fell sharply beginning in late March, however, due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

    When technology stocks began to falter, some investors looked to traditional value sectors for relatively strong performance potential with less volatility than growth sectors. However, this short-lived rally was not enough for value stocks to outperform growth stocks.

    The fund, whose value-style strategy was out of favor with investors, achieved a total return of 2.57 percent for the six-month period ended June 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the S&P 500 Index lost 0.43 percent, and the Standard & Poor's Barra Value Index lost 4.07 percent for the same period. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks from 83 industrial groups, and reflects the general performance of the stock market. The S&P Barra Value Index is an unmanaged, broad-based index that reflects the general performance of value stocks. Generally, the companies in the value index exhibit characteristics such as low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY FOR
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   Our job is to evaluate companies,
and this remains true regardless of market conditions. As value investors, we look for solid companies that may be temporarily undervalued in the marketplace, meaning they may have sound business fundamentals, but their stock prices are lower than what we believe they should be.

    We then do our homework to determine whether, in our opinion, the company's stock has the potential to reach a price we think is more in line with the company's true worth.

Q   WHAT STOCKS PERFORMED WELL
    DURING THE REPORTING PERIOD?

A   During the reporting period, we
found bargains in the electric utilities sector. Reliant Energy and Illinova, which was acquired by Dynegy in February and was sold from the fund's portfolio in March, helped the fund's overall performance, as did the fund's overweighting in utilities relative to its benchmark, the S&P Barra Value Index. Over the six-month period, we didn't significantly change the fund's weighting in utilities.

    Health-care stocks, particularly health maintenance organizations (HMOs) and hospital stocks, also contributed positively to the fund's performance. UnitedHealth Group, an HMO, and Tenet Healthcare, a leading U.S. hospital chain, posted solid gains during the reporting period. Two pharmaceutical stocks, American Home Products and Aventis, also performed well.

    We began to increase our exposure to cyclical stocks because their prices fell as the Fed increased interest rates several times throughout the reporting period. Investors' fears of an economic slowdown caused these stocks' prices to drop, and we believed this period of falling prices presented a buying opportunity, enabling us to position the fund to capitalize on their potential return to favor.

    Philip Morris was our largest holding and the top contributor to the fund's performance. During the first six months of 2000, the company's business fundamentals improved and investors seemed to realize that perhaps the out-of-favor company would not collapse under the weight of its litigation issues after all--and the stock price lifted as a result.

    Despite the correction in the technology sector, a few of the fund's technology stocks were strong performers. Checkpoint Systems, which develops secure computer networking environments for businesses, had a large run-up in price in the beginning of 2000, and we sold it to lock in its price appreciation. Some other notable technology names included SunGard Data Systems, a provider of systems and support for the financial industry; Cognex, a manufacturer of hardware and software with vision capabilities; and American Power Conversion, a manufacturer of power-surge protection devices.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS WERE
    DISAPPOINTMENTS?

A   Cyclical stocks, as a group, were
the biggest drag on performance. Although we believe that the depressed prices presented buying opportunities, it didn't change the fact that those prices led to poor short-term performance. Paper stocks such as International Paper, Weyerhaeuser, and Boise Cascade were all down year to date. Smurfit-Stone Container also dragged down the fund's performance. The fund's holdings in Caterpillar and its small exposure to the steel industry in Bethlehem Steel and USX-U.S. Steel Group also hurt its return. These companies' stocks have tended to fall when investors perceive a slowdown in the economy, a condition that occurred as the Fed increased interest rates during the reporting period. As interest rates rose, the costs of mortgages and automobile loans also increased, which slowed the demand for houses and cars. Consequently, manufacturers' earnings slowed, and their stock prices fell.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE COMING MONTHS?

A   Because our focus is on individual
companies, we are more concerned about each company's business model, competitors, revenue, earnings, and other fundamentals than we are about macroeconomic trends. Therefore, we will continue to seek undervalued stocks on a company-first basis.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DIVIDEND: A distribution of the earnings of a corporation. Dividends may be in the form of cash, stock or property. The board of directors must declare all dividends.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  89.9%
CONSUMER DISTRIBUTION  6.9%
Albertson's, Inc...........................................  2,203,500   $   73,266,375
Federated Department Stores, Inc. (a)......................    810,500       27,354,375
Kroger Co. (a).............................................  1,741,500       38,421,844
Lowe's Cos., Inc...........................................    185,000        7,596,562
Target Corp................................................    130,000        7,540,000
                                                                         --------------
                                                                            154,179,156
                                                                         --------------
CONSUMER DURABLES  0.3%
Ford Motor Co..............................................    172,000        7,396,000
                                                                         --------------

CONSUMER NON-DURABLES  10.7%
Berkshire Hathaway, Inc., Class B (a)......................      7,400       13,024,000
ConAgra, Inc...............................................  1,035,000       19,729,687
Kimberly-Clark Corp........................................    387,000       22,204,125
Nabisco Holdings Corp......................................    220,000       11,550,000
Nike, Inc., Class B........................................    210,000        8,360,625
Philip Morris Cos., Inc....................................  3,624,300       96,270,469
Procter & Gamble Co........................................    131,250        7,514,063
Sara Lee Corp..............................................  3,150,000       60,834,375
                                                                         --------------
                                                                            239,487,344
                                                                         --------------
CONSUMER SERVICES  0.0%
Gartner Group, Inc., Class B (a)...........................     16,000          158,000
                                                                         --------------

ENERGY  10.9%
BP Amoco PLC--ADR (United Kingdom).........................    517,638       29,278,899
Chevron Corp...............................................    438,000       37,147,875
Conoco, Inc., Class A......................................  1,978,000       43,516,000
Conoco, Inc., Class B......................................    634,000       15,572,625
Diamond Offshore Drilling, Inc.............................    250,000        8,781,250
Halliburton Co.............................................    553,200       26,104,125
ScottishPower PLC--ADR (United Kingdom)....................    510,740       17,077,869
Texaco, Inc................................................  1,024,000       54,528,000
Unocal Corp................................................    197,000        6,525,625
USX--Marathon Group........................................    168,000        4,210,500
                                                                         --------------
                                                                            242,742,768
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FINANCE  17.5%
Allstate Corp..............................................  2,326,500   $   51,764,625
AMBAC Financial Group, Inc.................................    857,100       46,979,794
Bank of America Corp.......................................    405,197       17,423,471
Bear Stearns Cos., Inc.....................................    436,296       18,160,821
Chase Manhattan Corp.......................................    235,500       10,847,719
Chubb Corp.................................................    392,100       24,114,150
CIGNA Corp.................................................    105,000        9,817,500
Everest Reinsurance Group Ltd..............................    185,000        6,081,875
Federal Home Loan Mortgage Corp............................    354,600       14,361,300
Federal National Mortgage Assoc............................    109,900        5,735,406
FleetBoston Financial Corp.................................    464,053       15,777,802
LandAmerica Financial Group, Inc...........................    228,900        5,250,394
Liberty Financial Cos., Inc................................    135,300        2,968,144
Nationwide Financial Services, Inc.........................     88,900        2,922,587
Providian Financial Corp...................................    831,700       74,853,000
Torchmark, Inc.............................................    430,800       10,635,375
U.S. Bancorp...............................................  1,713,200       32,979,100
Washington Mutual, Inc.....................................    785,600       22,684,200
Wells Fargo Co.............................................    455,000       17,631,250
                                                                         --------------
                                                                            390,988,513
                                                                         --------------
HEALTHCARE  7.4%
American Home Products Corp................................    369,000       21,678,750
Aventis--ADR (France)......................................    347,600       25,222,725
Baxter International, Inc..................................    415,750       29,232,422
HCA Healthcare Co..........................................  1,043,300       31,690,237
Tenet Healthcare Corp. (a).................................  1,951,300       52,685,100
UnitedHealth Group, Inc....................................     60,600        5,196,450
                                                                         --------------
                                                                            165,705,684
                                                                         --------------
PRODUCER MANUFACTURING  3.3%
American Power Conversion Corp. (a)........................    455,000       18,569,687
Caterpillar, Inc...........................................    234,000        7,926,750
Cognex Corp. (a)...........................................    299,950       15,522,413
Ingersoll-Rand Co..........................................    138,000        5,662,043
Visteon Corp. (a)..........................................     22,520          273,061
Waste Management, Inc......................................  1,318,350       25,048,650
                                                                         --------------
                                                                             73,002,604
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  6.7%
Barrick Gold Corp..........................................    432,000        7,857,000
Bethlehem Steel Corp. (a)..................................    643,000        2,290,688
Boise Cascade Corp.........................................    186,900        4,836,037
Freeport-McMoRan Copper & Gold, Inc., Class B (a)..........    969,600        8,968,800

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Homestake Mining Co........................................    802,000   $    5,513,750
International Paper Co.....................................  2,169,460       64,677,026
Placer Dome, Inc...........................................    632,000        6,043,500
Rohm & Haas Co.............................................    161,000        5,654,015
Smurfit-Stone Container Corp. (a)..........................    400,000        5,150,000
USX-U.S. Steel Group.......................................    625,000       11,601,562
Weyerhaeuser Co............................................    633,000       27,219,000
                                                                         --------------
                                                                            149,811,378
                                                                         --------------
TECHNOLOGY  4.7%
BMC Software, Inc. (a).....................................    306,700       11,189,758
Computer Associates International, Inc.....................    354,100       18,125,493
Electronics for Imaging, Inc. (a)..........................    459,300       11,626,031
Hewlett-Packard Co.........................................     75,000        9,365,625
Microsoft Corp. (a)........................................    139,800       11,184,000
SunGard Data Systems, Inc. (a).............................  1,381,300       42,820,300
                                                                         --------------
                                                                            104,311,207
                                                                         --------------
TRANSPORTATION  0.2%
Burlington Northern Santa Fe Corp..........................    185,000        4,243,438
                                                                         --------------

UTILITIES  21.3%
American Electric Power Inc................................    300,000        8,887,500
Constellation Energy Group.................................    445,000       14,490,312
CP & L Energy Inc..........................................    259,500        8,287,781
DTE Energy Co..............................................    470,000       14,364,375
Duke Energy Corp...........................................    674,000       37,996,750
Edison International.......................................    628,000       12,874,000
Entergy Corp...............................................     96,000        2,610,000
FirstEnergy Corp...........................................    208,000        4,862,000
GPU, Inc...................................................     81,000        2,192,063
Idacorp, Inc...............................................    400,000       12,900,000
New Century Energies, Inc..................................    660,000       19,800,000
NSTAR......................................................    412,379       16,778,671
OGE Energy Corp............................................    666,000       12,321,000
P G & E Corp...............................................    560,000       13,790,000
Pinnacle West Capital Corp.................................    198,000        6,707,250
Public Service Co. of New Mexico...........................    349,000        5,387,688
Public Service Enterprise Group............................    324,000       11,218,500
Reliant Energy, Inc........................................  2,149,000       63,529,812
SBC Communications, Inc....................................    654,000       28,285,500
Southern Co................................................  1,596,000       37,206,750
TXU Corp...................................................  1,880,100       55,462,950

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
UTILITIES (CONTINUED)
Unicom Corp................................................    694,000   $   26,849,125
Verizon Communications, formerly Bell Atlantic Corp........  1,136,000       57,723,000
                                                                         --------------
                                                                            474,525,027
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  89.9%
  (Cost $1,979,545,111)...............................................    2,006,551,119
                                                                         --------------
SHORT-TERM INVESTMENTS  8.9%
COMMERCIAL PAPER  4.5%
General Electric Capital Corp. ($50,000,000 par, yielding 4.57%,
07/03/00 maturity)....................................................       49,980,972
Prudential Funding Corp. ($50,000,000 par, yielding 4.33%, 07/03/00
maturity).............................................................       49,981,945
                                                                         --------------
  Total Commercial Paper..............................................       99,962,917
                                                                         --------------
REPURCHASE AGREEMENT  1.1%
DLJ Mortgage Acceptance Corp., ($23,807,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 6/30/00, to be
sold on 07/03/00 at $23,820,054)......................................       23,807,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.3%
Federal Home Loan Mortgage Discount Notes
($25,000,000 par, yielding 6.45%, 07/18/00 maturity)..................       24,924,268
Federal Home Loan Mortgage Discount Notes
($50,000,000 par, yielding 6.44%, 07/11/00 maturity)..................       49,910,972
                                                                         --------------
  Total U.S. Government Agency Obligations............................       74,835,240
                                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $198,605,157).................................................      198,605,157
                                                                         --------------

TOTAL INVESTMENTS  98.8%
  (Cost $2,178,150,268)...............................................    2,205,156,276
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...........................       26,212,510
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,231,368,786
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $2,178,150,268).....................  $2,205,156,276
Cash........................................................          53,551
Receivables:
  Investments Sold..........................................      56,528,763
  Fund Shares Sold..........................................      16,813,848
  Dividends.................................................       5,304,176
  Interest..................................................           4,351
Other.......................................................         347,564
                                                              --------------
    Total Assets............................................  $2,284,208,529
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      41,486,972
  Fund Shares Repurchased...................................       8,942,150
  Distributor and Affiliates................................       1,029,587
  Investment Advisory Fee...................................         875,821
Trustees' Deferred Compensation and Retirement Plans........         289,910
Accrued Expenses............................................         215,303
                                                              --------------
    Total Liabilities.......................................      52,839,743
                                                              --------------
NET ASSETS..................................................  $2,231,368,786
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,158,441,120
Accumulated Net Realized Gain...............................      38,797,585
Net Unrealized Appreciation.................................      27,006,008
Accumulated Undistributed Net Investment Income.............       7,124,073
                                                              --------------
NET ASSETS..................................................  $2,231,368,786
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,814,049,310 and 125,695,955 shares of
    beneficial interest issued and outstanding).............  $        14.43
    Maximum sales charge (5.75%* of offering price).........            0.88
                                                              --------------
    Maximum offering price to public........................  $        15.31
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $343,276,136 and 23,785,662 shares of
    beneficial interest issued and outstanding).............  $        14.43
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $74,043,340 and 5,130,059 shares of
    beneficial interest issued and outstanding).............  $        14.43
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $ 28,689,506
Interest....................................................     4,434,097
Other.......................................................        69,608
                                                              ------------
    Total Income............................................    33,193,211
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,021,516
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,027,895, $1,580,955 and $349,974,
  respectively).............................................     3,958,824
Shareholder Services........................................     1,344,012
Trustees' Fees and Related Expenses.........................        54,594
Custody.....................................................        54,515
Legal.......................................................        42,796
Other.......................................................       562,272
                                                              ------------
    Total Expenses..........................................    11,038,529
    Less Credits Earned on Cash Balances....................        28,504
                                                              ------------
    Net Expenses............................................    11,010,025
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 22,183,186
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 57,687,149
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    58,648,383
  End of the Period.........................................    27,006,008
                                                              ------------
Net Unrealized Depreciation During the Period...............   (31,642,375)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 26,044,774
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 48,227,960
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   22,183,186      $    34,926,767
Net Realized Gain.................................      57,687,149          251,901,846
Net Unrealized Depreciation During the Period.....     (31,642,375)        (251,157,434)
                                                    --------------      ---------------
Change in Net Assets from Operations..............      48,227,960           35,671,179
                                                    --------------      ---------------

Distributions from Net Investment Income:
  Class A Shares..................................     (15,292,276)         (31,985,263)
  Class B Shares..................................      (1,474,613)          (3,026,318)
  Class C Shares..................................        (311,574)            (860,704)
                                                    --------------      ---------------
                                                       (17,078,463)         (35,872,285)
                                                    --------------      ---------------
Distributions from Net Realized Gain:
  Class A Shares..................................     (69,945,603)        (183,355,610)
  Class B Shares..................................     (12,418,358)         (30,443,566)
  Class C Shares..................................      (2,632,114)          (9,259,250)
                                                    --------------      ---------------
                                                       (84,996,075)        (223,058,426)
                                                    --------------      ---------------
Total Distributions...............................    (102,074,538)        (258,930,711)
                                                    --------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (53,846,578)        (223,259,532)
                                                    --------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     454,270,794        2,109,063,716
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      92,853,502          235,804,388
Cost of Shares Repurchased........................    (477,910,961)      (1,912,609,872)
                                                    --------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      69,213,335          432,258,232
                                                    --------------      ---------------
TOTAL INCREASE IN NET ASSETS......................      15,366,757          208,998,700
NET ASSETS:
Beginning of the Period...........................   2,216,002,029        2,007,003,329
                                                    --------------      ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,124,073 and $2,019,350, respectively)........  $2,231,368,786      $ 2,216,002,029
                                                    ==============      ===============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED               YEAR ENDED DECEMBER 31,
             CLASS A SHARES               JUNE 30,    -----------------------------------------
                                            2000        1999       1998       1997       1996
                                         ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $ 14.803    $ 16.394   $ 16.204   $ 14.785   $  14.54
                                          --------    --------   --------   --------   --------
  Net Investment Income.................      .157        .242       .268       .275       .264
  Net Realized and Unrealized Gain......      .183        .105      2.875      3.966      2.828
                                          --------    --------   --------   --------   --------
Total from
  Investment Operations.................     0.340       0.347      3.143      4.241      3.092
                                          --------    --------   --------   --------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income............     0.125        .290       .280       .250       .255
  Distributions from Net Realized
    Gain................................     0.586       1.648      2.673      2.572      2.592
                                          --------    --------   --------   --------   --------
Total Distributions.....................     0.711       1.938      2.953      2.822      2.847
                                          --------    --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD......  $ 14.432    $ 14.803   $ 16.394   $ 16.204   $ 14.785
                                          ========    ========   ========   ========   ========

Total Return (a)........................     2.57%*      2.39%     20.12%     29.92%     22.34%
Net Assets at End of the Period (In
  millions).............................  $1,814.1    $1,801.3   $1,752.4   $1,518.7   $1,240.9
Ratio of Expenses to Average Net
  Assets (b)............................      .89%        .89%       .91%       .94%      1.00%
Ratio of Net Investment Income to
  Average Net Assets (b)................     2.21%       1.73%      1.59%      1.71%      1.71%
Portfolio Turnover......................       34%*        72%       102%       114%       176%

* Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED             YEAR ENDED DECEMBER 31,
             CLASS B SHARES               JUNE 30,    -------------------------------------
                                            2000       1999      1998      1997      1996
                                         --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $14.784     $16.383   $16.209   $14.802   $ 14.56
                                          -------     -------   -------   -------   -------
  Net Investment Income.................     .097        .124      .131      .145      .144
  Net Realized and
    Unrealized Gain.....................     .202        .095     2.876     3.964     2.825
                                          -------     -------   -------   -------   -------
Total from
  Investment Operations.................    0.299       0.219     3.007     4.109     2.969
                                          -------     -------   -------   -------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income...............    0.065        .170      .160      .130      .135
  Distributions from Net Realized
    Gain................................    0.586       1.648     2.673     2.572     2.592
                                          -------     -------   -------   -------   -------
Total Distributions.....................    0.651       1.818     2.833     2.702     2.727
                                          -------     -------   -------   -------   -------
NET ASSETS VALUE, END OF THE PERIOD.....  $14.432     $14.784   $16.383   $16.209   $14.802
                                          =======     =======   =======   =======   =======

Total Return (a)........................    2.29%*      1.57%    19.13%    28.88%    21.39%
Net Assets at End of the Period (In
  millions).............................  $ 343.3     $ 319.6   $ 204.7   $ 123.1   $  75.4
Ratio of Expenses to Average Net Assets
  (b)...................................    1.65%       1.66%     1.70%     1.74%     1.80%
Ratio of Net Investment Income to
  Average Net Assets (b)................    1.45%       1.00%      .79%      .92%      .91%
Portfolio Turnover......................      34%*        72%      102%      114%      176%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED             YEAR ENDED DECEMBER 31,
             CLASS C SHARES               JUNE 30,    -------------------------------------
                                            2000       1999      1998      1997      1996
                                         --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $14.785     $16.382   $16.210   $14.805   $ 14.56
                                          -------     -------   -------   -------   -------
  Net Investment Income.................     .084        .130      .127      .144      .151
  Net Realized and Unrealized Gain......     .215        .091     2.878     3.963     2.821
                                          -------     -------   -------   -------   -------
Total from
  Investment Operations.................    0.299       0.221     3.005     4.107     2.972
                                          -------     -------   -------   -------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income...............    0.065        .170      .160      .130      .135
  Distributions from Net Realized
    Gain................................    0.586       1.648     2.673     2.572     2.592
                                          -------     -------   -------   -------   -------
Total Distributions.....................    0.651       1.818     2.833     2.702     2.727
                                          -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD......  $14.433     $14.785   $16.382   $16.210   $14.805
                                          =======     =======   =======   =======   =======

Total Return (a)........................    2.22%*      1.64%    19.13%    28.89%    21.38%
Net Assets at End of the Period (In
  millions).............................  $  74.0     $  95.1   $  49.9   $  10.9   $   5.8
Ratio of Expenses to Average Net
  Assets (b)............................    1.65%       1.66%     1.71%     1.74%     1.80%
Ratio of Net Investment Income to
  Average Net Assets (b)................    1.45%       1.00%      .78%      .92%      .92%
Portfolio Turnover......................      34%*        72%      102%      114%      176%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,194,959,884, the aggregate gross unrealized appreciation is $213,830,729 and the aggregate gross unrealized depreciation is $203,634,337, resulting in net unrealized appreciation on long- and short-term investments of $10,196,392.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $28,504 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $1 billion............................................   .50 of 1%
Next $1 billion.............................................   .45 of 1%
Next $1 billion.............................................   .40 of 1%
Over $3 billion.............................................   .35 of 1%

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $42,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $60,400 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $1,271,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2000, capital aggregated $1,688,712,482, $379,222,149 and
$90,506,489 for Classes A, B and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   21,461,585    $ 304,418,543
  Class B...............................................    7,207,202      103,077,568
  Class C...............................................    3,205,104       46,774,683
                                                          -----------    -------------
Total Sales.............................................   31,873,891    $ 454,270,794
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,646,058    $  77,388,618
  Class B...............................................      948,839       12,967,922
  Class C...............................................      182,677        2,496,962
                                                          -----------    -------------
Total Dividend Reinvestment.............................    6,777,574    $  92,853,502
                                                          ===========    =============
Repurchases:
  Class A...............................................  (23,099,419)   $(326,553,307)
  Class B...............................................   (5,991,428)     (84,324,411)
  Class C...............................................   (4,687,826)     (67,033,243)
                                                          -----------    -------------
Total Repurchases.......................................  (33,778,673)   $(477,910,961)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    At December 31, 1999, capital aggregated $1,633,458,628, $347,501,070 and
$108,268,087 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   104,803,333    $ 1,726,636,775
  Class B............................................    14,079,071        231,243,097
  Class C............................................     9,166,989        151,183,844
                                                       ------------    ---------------
Total Sales..........................................   128,049,393    $ 2,109,063,716
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    13,138,621    $   195,571,775
  Class B............................................     2,103,746         30,982,716
  Class C............................................       627,947          9,249,897
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    15,870,314    $   235,804,388
                                                       ============    ===============
Repurchases:
  Class A............................................  (103,147,916)    (1,694,913,965)
  Class B............................................    (7,056,176)      (113,376,802)
  Class C............................................    (6,409,056)      (104,319,105)
                                                       ------------    ---------------
Total Repurchases....................................  (116,613,148)   $(1,912,609,872)
                                                       ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000, 697,073 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000, no Class C shares converted to Class A shares. The CDSC for Class B and C shares will be imposed on

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $542,900 and CDSC on redeemed shares of approximately $413,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $694,620,251 and $799,529,464, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The fund did not invest in futures transactions during the six months ended June 30, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $1,243,400.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.